EXHIBIT 32.2

AULTRA GOLD INC.

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Aultra Gold Inc. (the Company) on Form 10-QSB for the period ended March 31, 2008, as filed with the Securities and Exchange Commission on the date hereof (the Report), I, Rauno Perttu, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company   and furnished to the Securities and Exchange Commission or its staff upon request.

Date: May 19, 2008	By:	/s/ Rauno Perttu
Rauno Perttu
Chief Financial Officer